EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Each of Peter R. Shields and Robert C. Leahy hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as Chief Executive Officer and Chief Financial Officer, respectively, of SoundBite Communications, Inc. (the “Company”), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By:	/s/ Peter R. Shields
Dated:	November 14, 2007		Peter R. Shields
Chief Executive Officer

		By:	/s/ Robert C. Leahy
Dated:	November 14, 2007		Robert C. Leahy
Chief Financial Officer